--------------------------------------------------------------------------------
                                                                              1

DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund'"), covering the quarter ended September 30, 1997.

THE MARKET ENVIRONMENT

During the third quarter, market conditions continued to be strong. High yield bonds outperformed investment-grade corporates and Treasuries while trailing returns from equities. Triple C-rated issues were the top performers. As is usually the case in robust market environments, the riskier assets provide the higher returns. The industry sectors that performed best were telecommunications, cable TV and air transport. On average, yield spreads to Treasuries narrowed in the quarter by about 20 basis points. The explosive growth in high yield issuance continued. The new-issue volume year-to-date is now approximately $94 billion, already exceeding 1996's record of $79 billion.

FUND ACTIVITY

The activity during the quarter focused primarily on the new issue calendar. We took advantage of the strong new issue market to establish core positions in new issues within several industry sectors: telecommunications, manufacturing, cable TV, paper, and transportation. We were also able to benefit from the strong new issue market through short term gains in several issues. Although good values are getting harder to find in the Single B category, we managed to continue to overweight this category. We also increased the Fund's weighting in emerging markets to 9%, capitalizing on the strong performance of this sector.

Overall, the Fund continued to be well-diversified. It was invested in 97 companies at quarter end. Top industry categories at quarter end included:
Telecommunications (19.5%), Broadcast and Media (15.1%), Containers and Paper (14.4%), Food and Beverages (10.2%), and Industrial (9.6%). Average maturity was
8.1 years, and average credit quality was B.

Borrowing under the Fund's line of credit was maintained below the 33% cap of assets during this reporting period. On September 30, borrowings were at approximately 23% of assets.

FUND PERFORMANCE

The Fund continues to perform well, having earned 5.94% during this quarter and 15.84% year-to-date based on net asset value, after deducting Fund expenses and allowing for dividend reinvestments. This result exceeded the benchmark (the Lehman Brothers High Yield Bond Index) which returned 4.54% for the quarter and 10.63% for the first nine months of the year. Based on the per-share market value of its NYSE-traded share and after reinvesting dividends, the Fund's return was 18.74% so far in 1997.

OUTLOOK

Our high yield market outlook remains essentially unchanged. We expect strong demand plus a large supply of new issues in the fourth quarter. Credit quality spreads, which have narrowed throughout most of the year, should remain at near current levels. We also expect yields to remain at or near current reduced levels.

RIGHTS OFFER

Shortly after the end of the quarter, the Fund announced plans to file with the Securities and Exchange Commission a registration statement for an offering to its shareholders of non-transferrable rights to buy additional shares of beneficial interest of the Fund ("Common Shares"). More information about the announcement may be found on page 11.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro,
Chairman of the Board and President
CIGNA High Income Shares

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1997
(Unaudited)                                                                   2


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
BONDS AND NOTES - 125.0%
AUTO AND TRUCK - 3.6%
Advanced Accessory System L.L.C.,
    9.75%, 2007 (144A security
    acquired Sep 1997 for $996,230)**    $    1,000   $       996
A.P.S., Inc., 11.875%, 2006                   4,000         3,720
Johnstown American Industries, Inc.,
   11.75%, 2005                               5,500         5,940
                                                      ------------
                                                           10,656
                                                      ------------
BROADCASTING & MEDIA - 15.1%
All American Communications, Inc.,
   10.875%, 2001                              5,000         5,344
American Media Operations, Inc.,
   11.625%, 2004                              2,750         3,011
Garden State Newspapers, Inc.,
   12%, 2004                                  5,000         5,500
   8.75%, 2009 (144A security
   acquired Sep 1997 for $1,491,225)**        1,500         1,491
Grupo Televisa, S.A., 11.875%, 2006           5,000         5,775
Katz Media Corp., 10.5%, 2007                 2,400         2,574
Lodgenet Entertainment Corp.,
     10.25%, 2006                             3,500         3,622
MDC Communications Corp.,
    10.5%, 2006                               2,500         2,681
Petersen Publishing Co., L.L.C.,
   11.125%, 2006                              2,000         2,250
Sullivan Broadcasting, Inc.,
   10.25%, 2005                               2,000         2,110
TCI Satellite Entertainment, Inc.,
   10.875%, 2007 (144A security
   acquired Feb 1997 for $5,520,000)**        6,000         6,300
TV Azteca, S.A. de C.V.,
   10.5%, 2007                                4,000         4,160
                                                      ------------
                                                           44,818
                                                      ------------

CABLE TV - 7.9%
Frontiervision Operating Partners, L.P.,
    11%, 2006                                 4,000         4,360
Galaxy Telecom, L.P.,  12.375%, 2005          5,000         5,475
Marcus Cable Co., L.P.,
   11.875%, 2005                              5,500         6,016
Multicanal S.A., 10.5%, 2007                  3,000         3,202
Rifkin Acquisition Partners, L.L.L.P.,
   11.125%, 2006                              4,000         4,340
                                                      ------------
                                                           23,393
                                                      ------------

CONSUMER PRODUCTS & SERVICES - 7.7%
AMF Group, Inc., 10.875%, 2006                3,000         3,270
Anchor Advanced Products, Inc.,
    11.75%, 2004                              1,250         1,337
Drypers Corp., 10.25%, 2007                   2,000         2,015
Hines Horticulture, Inc., 11.75%, 2005        5,000         5,450

                                                          MARKET
                                           PRINCIPAL       VALUE
                                             (000)         (000)
------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (CONTINUED)
Lifestyle Furnishings International Ltd.,
   10.875%, 2006                          $   4,000    $    4,470
Renaissance Cosmetics, Inc.,
   11.75%, 2004                               4,500         4,601
Simmons Co., 10.75%, 2006                     1,500         1,586
                                                      ------------
                                                           22,729
                                                      ------------
CONTAINERS AND PAPER - 14.4%
Berry Plastics Corp., 12.25%, 2004            3,500         3,859
Calmar, Inc., 11.5%, 2005                     5,000         5,450
Crown Paper Co. 11%, 2005                     4,500         4,838
Grupo International Durango, S.A.
   12.625%, 2003                              3,000         3,420
Indah Kiat Finance Mauritius Ltd.,
   10%, 2007 (144A security acquired
   June 1997 for $1,738,572)**                3,250         3,177
Packaging Resources, Inc.,
   11.625%, 2003                              4,775         5,014

Pindo Deli Finance Mauritius Ltd.,
   10.75%, 2007 (144A security
   acquired Sep 1997 for $4,012,190)**        4,000         3,988
Printpak, Inc., 10.625%, 2006                 5,000         5,400
Riverwood International Corp.,
   10.625%, 2007 (144A security
   acquired July & Aug 1997
   for $3,517,500)**                          3,500         3,640
Tjiwi Kimia Finance Mauritius Ltd.,
   10%, 2004 (144A security acquired
   July, August and Sep 1997
   for $3,921,238)**                          3,950         3,866
                                                      ------------
                                                           42,652
                                                      ------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 7.0%
Axiohm, Inc., 9.75%, 2007 (144A
    security acquired  Sep 1997
    for $1,000,000)**                         1,000         1,000
Dictaphone Corp., 11.75%, 2005                1,100           902
Exide Electronics Group, Inc.,
    11.5%, 2006                               4,000         4,575
International Wire Group, Inc.,
   11.75%, 2005                               4,500         4,927
   11.75%, 2005 (144A security
   acquired June 1997 for $1,087,500)**       1,000         1,095
Telex Communications, Inc.,
   10.5%, 2007 (144A security
   acquired Apr 1997 for $4,039,375)**        4,000         4,090
Viasystems, Inc., 9.75%, 2007
   (144A security acquired June 1997
   for $4,025,000)**                          4,000         4,160
                                                      ------------
                                                           20,749
                                                      ------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1997
(Unaudited) (Continued)                                                       3


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
ENERGY - 1.7%
Statia Terminals International,
    11.75%, 2003                         $    4,900    $    5,121
                                                      ------------
ENTERTAINMENT - 9.2%
Alliance Gaming Corp.,
   10%, 2007 (144A  security acquired
   Aug 1997 for $2,984,040)**                 3,000         3,007
American Skiing Co., 12%, 2006                5,250         5,841
Booth Creek Ski Holdings, Inc.,
   12.5%, 2007                                3,250         3,299
Casino America, Inc., 12.5%, 2003             5,500         5,885
Casino Magic of Louisiana Corp.,
   13%, 2003                                  4,500         4,343
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              5,000         4,850
                                                      ------------
                                                           27,225
                                                      ------------
FINANCIAL - 3.1%
Affinity Group, Inc., 11.5%, 2003             3,000         3,217
Affinity Group Holding, Inc.,
   11%, 2007                                  1,500         1,609
Dollar Financial Group, Inc.,
    10.875%, 2006                             4,150         4,482
                                                      ------------
                                                            9,308
                                                      ------------
FOOD AND BEVERAGES - 10.2%
Americold Corp., 12.875%, 2008                5,000         6,000
Archibald Corp., 10.25%, 2004
   (144A security acquired June 1997
   for $1,750,000)**                          1,750         1,811
CFP Holdings, Inc., 11.625%, 2004             4,150         4,171
Del Monte Corp., 12.25%, 2007                 6,250         6,828
North Atlantic Trading, Inc.,
   11%, 2004  (144A security
   acquired June 1997 for $3,578,125)**       3,500         3,675
Star Markets Co., Inc., 13%, 2004             4,000         4,560
Van de Kamps, Inc., 12%, 2005                 3,000         3,308
                                                      ------------
                                                           30,353
                                                      ------------
HEALTH CARE - 1.1%
Owens & Minor, Inc., 10.875%, 2006            3,000         3,307
                                                      ------------
INDUSTRIAL - 9.6%
Alvey Systems, Inc., 11.375%, 2003            4,270         4,484
Bucyrus International, Inc.,
    9.75%, 2007 (144A security
    acquired Sep 1997 for
   $3,012,500)**                              3,000         3,000
Crain Industries, Inc., 13.5%, 2005           5,500         6,284
Goss Graphic Systems, Inc.,
   12%, 2006                                  4,625         5,180
High Voltage Energy Corp.,
   10.5%, 2004 (144A security
   acquired Aug 1997 for $2,500,000)**        2,500         2,625



                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
INDUSTRIAL - (CONTINUED)
Neenah Corp., 11.125%, 2007                   2,250         2,452
Viacap S.A., 11.375%, 2007
   (144A security acquired May 1997
   for $4,037,450)**                          4,000         4,470
                                                      ------------
                                                           28,495
                                                      ------------
METALS - 5.2%
Acindar Industria Argentina de
   Aceros S.A., 11.25%, 2004                  2,500         2,716
Euramax International PLC
   11.25%, 2006                               4,000         4,310
Gulf States Steel, Inc., 13.5%, 2003          4,000         4,120
Kaiser Aluminum & Chemical
    Corp., 12.75%, 2003                       4,000         4,320
                                                      ------------
                                                           15,466
                                                      ------------
MISCELLANEOUS - 5.6%
Central Tractor Farm & Country, Inc.,
   10.625%, 2007                              3,000         3,150
Michaels Stores, Inc., 10.875%, 2006          4,000         4,400
Sullivan Graphics, Inc., 12.75%, 2005         5,500         5,555
United Stationers Supply Co.,
    12.75%, 2005                              3,000         3,390
                                                      ------------
                                                           16,495
                                                      ------------

TELECOMMUNICATIONS - 19.4%
CCPR Services, Inc., 10%, 2007                3,500         3,605
Dobson Communications Corp.,
   11.75%, 2007                               2,650         2,633
Fonorola, Inc., 12.5%, 2002                   4,450         4,984
Hermes Europe Railtel BV,
   11.5%, 2007 (144A security
   acquired Aug 1997 for $4,699,062)**        4,500         4,894
IXC Communications, Inc.,
   12.5%***, 2005                             5,500         6,304
Nextlink Communications, Inc.,
   9.625%, 2007                               1,750         1,750
Phonetel Technologies, Inc.,
   12%, 2006                                  4,375         4,386
Price Communications Wireless, Inc.,
   11.75%, 2007 (144A security
   acquired July 1997 for $4,620,625)**       4,600         4,951
Pricellular Wireless, Inc., 10.75%, 2004      2,000         2,160
   10.75%, 2004
Qwest Communications International,
   Inc., 10.875%, 2007                        4,000         4,500

Sprint Spectrum, L.P., 11%, 2006              4,000         4,460
Sygnet Wireless Inc., 11.5%, 2006             5,000         5,325


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1997
(Unaudited) (Continued)                                                       4

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
TELECOMMUNICATION - (CONTINUED)
Talton Holdings, Inc., 11%, 2007
   (144A security acquired June 1997
   for $4,000,000)**                     $    4,000   $     4,305
WinStar Equipment Corp.,
   12.5%, 2004 (144A security
   acquired Mar 1997 for $3,000,000)**        3,000         3,300
                                                      ------------
                                                           57,557
                                                      ------------

TEXTILES - 2.8%
Anvil Knitwear, Inc., 10.875%, 2007           4,500         4,669
Avondale Mills, Inc., 10.25%, 2006            3,500         3,797
                                                      ------------
                                                            8,466
                                                      ------------


TRANSPORTATION - 1.4%
Atlas Air, Inc., 10.75%, 2005
   (144A security acquired Aug 1997
    for $4,013,750)**                         4,000         4,120
                                                      ------------

TOTAL BONDS AND NOTES (Cost - $348,600,068)               370,910
                                                      ------------

UNITS - 4.9%
ICF Kaiser International, Inc., 13%, ***
   2003 (each $1,000 unit includes
   4.8 warrants for Common Stock)             5,000         5,038
Metronet Communications Co.,
   12%, 2007 (each $1,000 unit includes
   1 warrant for Common Stock) (144A
   security acquired July 1997 for
   $4,611,875)**                              4,500         4,995
Primus Telecommunications, Inc.,
   11.75%, 2004 (each $1,000 unit
   includes 1 warrant for Common
   Stock)                                     4,250         4,526
                                                      ------------
TOTAL UNITS (Cost - $13,610,288)                           14,559
                                                      ------------

                                             NUMBER
                                            OF SHARES
                                           ------------
WARRANTS - 0.2%
Exide, Inc., Exp. 2006*                       4,000           212
IHF Capital, Inc., Class A & L, 1999*         5,000           300
NS Group, Inc.,  Exp. 2006*                   4,080           135
Wireless One, Inc., Exp. 2000*               15,000             -
                                                      ------------
TOTAL WARRANTS (Cost - $367,518)                              647
                                                      ------------


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.5%
   (Cost - $7,500,000)
COMMERCIAL PAPER - 2.5%
Disney (Walt ) Co.
   6.33%, 10/1/97                             7,500    $    7,500
                                                      ------------
TOTAL INVESTMENTS IN SECURITIES - 132.6%
   (Total Cost - $370,077,874)                            393,616
Liabilities, Less Cash and Other Assets - (32.6%)        (96,891)
                                                      ------------
NET ASSETS - 100% (equivalent to $7.95 per
   share based on 37,342,566 shares outstanding)        $ 296,725
                                                      ============
*   Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $78,956,562 (aggregate cost $76,135,147) which is approximately 27% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
*** Variable rate security. Rate disclosed is as of September 30, 1997.

------------------------------------------------------------------
   PORTFOLIO COMPOSITION (UNAUDITED)
   September 30, 1997

                                          MARKET         % OF
   QUALITY RATINGS* OF                     VALUE        MARKET
   LONG-TERM BONDS                         (000)         VALUE
------------------------------------------------------------------
   Ba/BB                                  $  45,399         11.8%
   B/B                                      315,210         81.8%
   Below B                                   24,860          6.4%
                                        ------------  ------------
                                           $385,469        100.0%
                                        ============  ============


   *The higher of Moody's or Standard & Poor Ratings.

------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      5


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (Uuaudited)


                                            (IN THOUSANDS)
                                            --------------
ASSETS:
Investments at market value
   (Cost - $370,077,874)                        $ 393,616
Cash on deposit with custodian                         14
Receivable for investments sold                     4,007
Interest receivable                                11,099
Investment for deferred compensation plan
   (Cost - $103,446)                                  123
                                              ------------
      TOTAL ASSETS                                408,859
                                              ------------

LIABILITIES:
Loan payable                                       95,000
Dividend payable October 10, 1997 at
   $.0675 per share                                 2,521
Payable for investments purchased                  12,947
Accrued interest payable                            1,131
Accrued advisory fees payable                         199
Deferred trustees' fees payable                       123
Other accrued expenses (including $99,811
   due to affiliate)                                  213
                                              ------------
      TOTAL LIABILITIES                           112,134
                                              ------------
NET ASSETS (Equivalent to $7.95 per share
   based on 37,342,566 shares of beneficial
   interest outstanding; unlimited number of
   shares authorized)                           $ 296,725
                                              ============
COMPONENTS OF NET ASSETS:
Paid in capital                                 $ 323,951
Undistributed net investment income                 1,546
Unrealized appreciation of investments             23,558
Accumulated net realized loss                    (52,330)
                                              ------------
NET ASSETS                                      $ 296,725
                                              ============



STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (Unaudited)

                                               (IN THOUSANDS)
                                            ----------------------
INVESTMENT INCOME
INCOME:
   Interest                                              $ 31,021
EXPENSES:
   Interest expense                          $4,746
   Investment advisory fees                   1,786
   Administrative services                      125
   Shareholder reports                           87
   Custodian fees and expenses                   78
   Transfer agent fees and expenses              37
   Trustees' fees                                36
   Auditing and legal fees                       35
   Other                                         39         6,969
                                            --------   -----------
NET INVESTMENT INCOME                                      24,052
                                                       -----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS
   Net realized gain from securities
      transactions                                          5,843
   Unrealized appreciation of investments                  11,646
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                             17,489
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 41,541
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF CHANGES IN NET ASSETS

                                    (Unaudited)
                                    NINE MONTHS     YEAR ENDED
                                       ENDED       DECEMBER 31,
                                     SEP 30,1997     1996
                                    -------------------------
                                         (IN THOUSANDS)
                                    -------------------------
OPERATIONS:
                                     $             $
Net investment income                    24,052       31,218
Net realized gain from investments        5,843        9,364
Unrealized appreciation on
   investments                           11,646          781
                                    ------------  -----------
Net increase in net assets
   from operations                       41,541       41,363
                                    ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.6075
   per share and $.87 per share,
   respectively)                       (22,567)     (31,747)
In excess of net investment income
   ($0.00 per share and $.03 per
   share respectively)                        -      (1,159)
                                    ------------  -----------
Total distributions to shareholders    (22,567)     (32,906)
                                    ------------  -----------

CAPITAL SHARE TRANSACTIONS:
Net increase from 515,955 and
   678,552 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively            4,251        5,270
                                    ------------  -----------
Net increase from capital share
   transactions                           4,251        5,270
                                    ------------  -----------
NET INCREASE IN
   NET ASSETS                            23,225       13,727

NET ASSETS:
Beginning of period                     273,500      259,773
                                    ------------  -----------
End of period (Including
   undistributed net investment
   income of $1,546,020 and
   $60,782, respectively)             $ 296,725    $ 273,500
                                    ============  ===========


--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (Unaudited)



                                                     (IN THOUSANDS)
                                                     ---------------

CASH FLOWS FROM INVESTING AND OPERATING
   ACTIVITIES:
   Purchases of portfolio securities                 $   (187,662)
   Proceeds from sales of portfolio securities            189,324
   Investment income received                              26,883
   Investment and administrative expenses paid             (1,859)
   Interest paid                                           (4,089)
                                                       -----------
   Cash flows provided by investing and operating
   activities                                              22,597
                                                       -----------
CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING
   ACTIVITIES:
   Distributions to shareholders (net of reinvestment of
     $4,250,951)                                          (21,596)
   Net borrowings                                          (1,000)
                                                       -----------
Cash flows used by shareholder and other financing
   activities                                             (22,596)
                                                       -----------


   Net increase in cash                                         1
   Cash, beginning of period                                   13
                                                       -----------
CASH, END OF PERIOD                                    $       14
                                                       ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET INCREASE IN
   CASH PROVIDED BY INVESTING AND OPERATING
   ACTIVITIES:
   Net increase in net assets resulting from
     operations                                        $   41,541
   Increase in value of investments                       (21,412)
   Change in receivables and liabilities exclusive of
     loan
     and dividend payable                                   2,468
                                                       -----------
Net Cash Provided by Investing and Operating
   Activities                                           $  22,597
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           7



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 8


2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 1999. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the nine months ended September 30, 1997 were $94,568,497 at an average interest rate of approximately 6.71%. As of September 30, 1997, the Fund was paying interest at an average annual rate of 6.63% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 1997, the Fund paid or accrued $124,857.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 1997 were $199,648,590 and $195,713,261, respectively.

As of September 30, 1997, the cost of securities for federal income tax purposes was $370,300,234. At September 30, 1997, unrealized appreciation for Federal income tax purposes aggregated $23,347,368 of which $24,520,710 related to appreciated securities and $1,173,342 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Fund had a capital loss carryover for Federal income tax purposes of $54,834,030 of which $19,305,222, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1996, the Fund has elected to defer $3,307,368 of capital losses occurring between November 1, 1996 and December 31, 1996 under these rules. Such deferred losses are being treated as arising on the first day of the year ended December 31, 1997.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued) 9



7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


-----------------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
                                                         9 MOS.
                                                         ENDED
                                                       SEP. 30,                           YEAR ENDED DECEMBER 31,
                                                         1997             1996         1995        1994            1993       1992
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $    7.43     $    7.19     $    6.59   $    7.54     $      6.99  $    6.62
                                                            -----         -----         -----      ------           -----      ----

INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                   0.65          0.85          0.84        0.86            0.97       0.98
Net realized and unrealized gaines (losses)                 0.48          0.29          0.60       (0.91)           0.58       0.40
                                                            -----         -----         -----      ------           -----      ----
TOTAL FROM INVESTMENT OPERATIONS                            1.13          1.14          1.44       (0.05)           1.55       1.38
                                                            -----         -----         -----      ------           -----      ----
LESS DISTRIBUTIONS
Distributions from net investment income                   (0.61)        (0.90)        (0.84)      (0.88)          (0.97)     (0.98)
Distributions in excess of net investment income             -             -             -         (0.02)          (0.03)     (0.03)
                                                           ------         -----         -----      ------           -----      ----
TOTAL DISTRIBUTIONS                                        (0.61)        (0.90)        (0.84)      (0.90)          (1.00)     (1.01)
                                                           ------        ------        ------      ------          ------     ------
NET ASSET VALUE, END OF PERIOD                         $    7.95     $    7.43    $     7.19   $    6.59            7.54  $    6.99
                                                                          =====         =====       =====           =====      ====
                                                       ============
MARKET VALUE, END OF PERIOD                            $    9.25     $    8.38    $     7.88   $    7.00   $        8.38  $    7.88
                                                       ============       =====         =====       =====           =====      ====
TOTAL INVESTMENT RETURN:
Per share market value                                     18.74%        19.25%        26.24%      (5.43)%         19.62%     24.36%
Per share net asset value (2)                              15.84%        16.70%        22.93%      (0.76)%         23.25%     21.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $ 296,725     $ 273,500    $  259,773   $ 233,454   $     195,489  $ 176,974
Ratio of operating expenses to average net assets           0.79%         1.07%         1.12%       1.17%           1.21%      1.20%
Ratio of interest expense to average net assets             1.68%         2.28%         2.68%       2.10%           1.66%      1.91%
Ratio of net investment income to average net assets        8.49%        11.60%        12.03%      12.33%          12.98%     13.81%
Portfolio turnover                                            53%           78%           60%         72%             48%        45%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                             10

8. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NET REALIZED AND
                                                                               UNREALIZED GAIN (LOSS)
                        INVESTMENT INCOME         NET INVESTMENT INCOME            ON INVESTMENTS       INCR. (DECR.)  IN NET ASSETS
PERIOD ENDED           TOTAL     PER SHARE        TOTAL        PER SHARE          TOTAL      PER SHARE      TOTAL        PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1995        $  9,853     $0.28         $7,424          $0.21              $8,614     $0.24       $10,141          $0.25
June 30, 1995            9,807      0.28          7,417           0.21               6,426     0.18          7,902           0.18
September 30, 1995       9,871      0.27          7,486           0.21               2,544     0.07          4,046           0.08
December 31, 1995       10,232      0.28          7,897           0.22               3,439     0.11          4,230           0.09

March 31, 1996           9,964      0.27          7,742           0.21               1,442     0.04          3,315           0.05
June 30, 1996           10,057      0.28          7,837           0.20               1,661     0.05          3,406           0.06
September 30, 1996      10,375      0.28          8,079           0.22               9,225     0.25         11,144           0.27
December 31, 1996        9,858      0.27          7,560           0.21              (2,183)   (0.06)        (4,138)         (0.14)

March 31, 1997          10,260      0.28          7,970           0.21              (3,094)   (0.08)          (830)         (0.07)
June 30, 1997           10,294      0.28          8,000           0.22              11,995     0.32         13,707           0.34
September 30, 1997      10,467      0.28          8,082           0.22               8,588     0.23         10,349           0.25

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES


TRUSTEES                                                                        OFFICERS
R. Bruce Albro                         Paul J. McDonald                         R. Bruce Albro
Senior Managing Director,              Senior Executive Vice President          Chairman of the Board and
CIGNA Investments, Inc.                and Chief Administrative Officer,        President
                                       Friendly Ice Cream Corporation
Hugh R. Beath                                                                   Alfred A. Bingham III
Advisory Director,                     Arthur C. Reeds, III                     Vice President and Treasurer
AdMedia Corporate Advisors, Inc.       President, CIGNA Investment
                                       Management and CIGNA                     Alan C. Petersen
Russell H. Jones                       Investments, Inc.                        Vice President
Vice President and Treasurer
Kaman Corporation                                                               Jeffrey S. Winer
                                                                                Vice President and Secretary


--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invest primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1.800.426.5523.

Effective December 1, 1997, State Street Bank and Trust Company will also allow you, at no additional cost, to deposit with it, for safekeeping and in "book entry form," any stock certificates for the Fund's shares you may have in your possession. You may elect to have these shares held within or outside of the Plan. Whether or not you participate in the Plan, you may elect by notice to State Street to have State Street sell you book entry shares. State Street will deduct from the sales proceeds $2.50 per transaction plus $.15 per share and remit the balance of the proceeds to you.

--------------------------------------------------------------------------------
RIGHTS OFFER

On October 9, 1997, the Fund filed with the Securities and Exchange Commission a registration statement for an offering to its shareholders of non-transferrable rights to buy additional shares of beneficial interest of the Fund ("Common Shares").

Subject to the registration statement becoming effective, each shareholder on the record date for the offering will be issued one right for each Common Share held. The rights will entitle shareholders to acquire at the subscription price one Common Share for every three rights held in a primary subscription. In addition, shareholders who fully exercise their primary subscription rights will be entitled to subscribe, subject to availability and allotment, for any Common Shares that are not otherwise subscribed for in the primary subscription. The subscription price will be the net asset value per Common Share on a pricing date to be specified in the prospectus.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This information shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

The rights offering will be made only by means of a prospectus which will be mailed to shareholders at the time of the offering.

[TREE LOGO OF CIGNA APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                           [TREE LOGO OF CIGNA APPEARS HERE]
Suite 1200
Waltham, MA 02154


                                                    CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                    Third Quarter Report
    PERMIT 750
--------------------


                                                        September 30, 1997